UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2022

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street Moline, Illinois 61265
(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), issued a press release on April 1, 2022, in connection with the events discussed in Item 80.1, below. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 1, 2022, pursuant to the terms of the Agreement and Plan of Merger dated as of November 9, 2021 (the “Merger Agreement”), by and between Guaranty Federal Bancshares, Inc., a Delaware corporation (“Guaranty”), and QCR Holdings, Guaranty was merged with and into QCR Holdings (the “Merger”), with QCR Holdings surviving the Merger.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of Guaranty common stock (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares of Common Stock held by the Company or QCR Holdings and any shares of Common Stock subject to validly exercised appraisal claims), was automatically cancelled and converted into the right to receive, at the election of each stockholder, and subject to proration: (i) $30.50 in cash, (ii) 0.58775 shares of QCR Holdings common stock, or (iii) mixed consideration of $6.10 in cash and 0.4702 shares of QCR Holdings common stock. Upon consummation of the Merger, Guaranty’s separate existence ceased.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 9, 2021 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press release of QCR Holdings, Inc. dated April 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2022		QCR HOLDINGS, INC

	By:	/s/ Todd A. Gipple
Todd A. Gipple President, Chief Operating Officer and Chief Financial Officer